LIQUIDITY AND GOING CONCERN UNCERTAINTIES	6 Months Ended
Jun. 30, 2022
LIQUIDITY AND GOING CONCERN UNCERTAINTIES.
LIQUIDITY AND GOING CONCERN UNCERTAINTIES

2.LIQUIDITY AND GOING CONCERN UNCERTAINTIES

The Group’s principal sources of liquidity have been cash generated from financing and operating activities. As of June 30, 2022, the Group had RMB6,890 (US$1,029) of cash and cash equivalents and a working capital deficit of RMB5,391 (US$805). For the six months ended June 30, 2021 and 2022, the Group incurred losses of RMB57,689 and RMB48,815 (US$7,289), respectively. For the six months ended June 30, 2022, the Group incurred RMB 31,202

(US$4,660) of negative cash flows from operations. The resurgence of COVID-19 and lockdown policies in Shanghai, China had a negative impact on the Group’s operations. The above-mentioned facts raise substantial doubt about the Group’s ability to continue as a going concern. In assessing its liquidity, management monitors and analyzes the Group’s cash on-hand, its ability to generate sufficient revenue sources in the future, and its operating and capital expenditure commitments. With respect to capital funding requirements, the Group budgeted capital spending based on ongoing assessments of needs to maintain adequate cash. The Group intends to finance its future working capital requirements and capital expenditures from financing activities until the Group’s operating activities generate positive cash flows, if ever. Management expects continued capital financing through debt or equity issuances to support its working capital requirements. On September 25, 2022, the Company entered into an investment agreement with Shanghai Stonedrop Investment Management Center (an existing shareholder of the Company) who agreed to invest a total of US$15,000 in the Company. On September 25, 2022, the Company signed an investment agreement with Dr Yu, who agreed to invest a total of US $10,000 in the Company. The Company has not received any proceeds for the above two investment agreements. On September 26, 2022, the Company signed investment agreements with nine third-party investors, who agreed to invest approximately US$3,700 in the Company at price of $0.1 per Class A ordinary share ( 36,729,613 shares). The Company received approximately US$3,700 by November 30, 2022. In December 2022 and January 2023, the Company signed definitive investment agreements with several third-party investors. The investors agreed to purchase 29,714,279 newly issued Class A ordinary shares (1,485,714 American Depositary Shares or “ADSs”) of the Company at a price of US$0.175 per ordinary share or US$3.50 per ADS (1:20 ADS-to-share ratio), for a total purchase price of approximately US$5.2 million. The Company received approximately $4.1 million by February 8, 2023.

2.LIQUIDITY AND GOING CONCERN UNCERTAINTIES (CONTINUED)

The Group can make no assurances that required financings will be available for the amounts needed, or on terms commercially acceptable to the Group, if at all. If one or all of these events does not occur or subsequent capital raises are insufficient to bridge financial and liquidity shortfall, there would likely be a material adverse effect on the Group and its financial statements. The unaudited condensed consolidated financial statements have been prepared assuming that the Group will continue as a going concern and, accordingly, do not include any adjustments that might result from the outcome of this uncertainty.